CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Cancer Treatment Holdings, Inc. on Form 10QSB for the period ended November 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Ullrich Klamm, Ph.D, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


         (1) The Report fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and


         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Ullrich Klamm, Ph.D

Ullrich Klamm, Ph.D
Chief Executive Officer and
Chief Financial Officer


January 24, 2003